Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Distribution Date of:	18-Feb-03
Determined as of:	11-Feb-03
For the Monthly Period Ending:	31-Jan-03
Days in Interest Period (30/360)	30
Days in Interest Period (Actual/360)	34

	Beginning	Ending	Change
Pool Balance (Principal)	2,779,340,792.89	2,734,872,335.72	(44,468,457.17)
Excess Funding Account	0.00	0.00	0.00

Invested Amount	500,000,000.00	500,000,000.00	0.00
Class A Invested Amount	465,000,000.00	465,000,000.00	0.00
Class B Invested Amount	35,000,000.00	35,000,000.00	0.00

Principal Funding Account	372,000,000.00	418,500,000.00	46,500,000.00

Adjusted Invested Amount	128,000,000.00	81,500,000.00	(46,500,000.00)
Class A Adjusted Invested Amount	93,000,000.00	46,500,000.00	(46,500,000.00)
Class B Adjusted Invested Amount	35,000,000.00	35,000,000.00	0.00
Enhancement Invested Amount	0.00	0.00	0.00

Reserve Account	1,250,000.00	1,250,000.00	0.00

Available Cash Collateral Amount	12,800,000.00	8,150,000.00	(4,650,000.00)
Available Shared Collateral Amount	12,800,000.00	8,150,000.00	(4,650,000.00)
Spread Account	5,000,000.00	5,000,000.00	0.00

Servicing Base Amount	128,000,000.00	81,500,000.00	(46,500,000.00)

Allocation Percentages
Floating Allocation Pct	6.28%
Principal Allocation Pct	17.99%
Class A Floating Pct	79.94%
Class B Floating Pct	20.06%
Class A Principal Pct	93.00%
Class B Principal Pct	7.00%

	Trust	Series 1996-A	Class A	Class B
Allocations
Principal Collections	319,418,435.86	57,462,984.87	53,440,575.93	4,022,408.94

Finance Charge Collections	40,996,931.09	2,573,978.87	2,057,708.04	516,270.83
PFA Investment Proceeds	N/A	390,709.60	390,709.60	0.00
Reserve Account Draw	N/A	167,910.40	167,910.40	0.00
Less: Servicer Interchange		387,687.88	309,928.13	77,759.75

Available Funds		2,744,910.99	2,306,399.91	438,511.09

Monthly Investor Obligations
Monthly Interest		754,965.28	698,275.00	56,690.28
Monthly Servicing Fee		26,666.67	21,318.05	5,348.62
Defaulted Amounts	16,320,669.99	1,024,687.91	819,163.12	205,524.80

Total Obligations		1,806,319.86	1,538,756.17	267,563.69
Excess Spread		1,144,115.93	767,643.74	376,472.19

Required Amount		0.00	0.00	0.00

1 Mo. Libor Rate	1.370000%

Cash Collateral Account
Cash Collateral Fee			7,555.56
Interest on CCA Draw			0.00

Monthly Cash Collateral Fee			7,555.56

BANC ONE CREDIT CARD MASTER TRUST—SUMMARY REPORT

Series 1996-A

Cash Collateral Account (continued)
Quarterly Excess Spread Percentage	4.34%
Principal Payment Rate - 3 month average	11.03%
Calculated Current Month’s Spread Account Cap	1.00%
Spread Account Cap Adjustment	0.00%
Applicable Spread Account Cap Percentage	1.00%
Beginning Cash Collateral Amount	12,800,000.00
Required Cash Collateral Amount	8,150,000.00
Cash Collateral Account draw	0.00
Cash Collateral Account Surplus	4,650,000.00
Beginning Spread Account Balance	5,000,000.00
Required Spread Account Amount	5,000,000.00
Required Spread Account Draw	0.00
Required Spread Account Deposit	0.00
Spread Account Surplus	0.00

Monthly Principal & Controlled Deposit Amount
Month of Accumulation	9
Controlled Accumulation Amount	46,500,000.00
Required PFA Balance	418,500,000.00
Beginning PFA Balance	372,000,000.00
Controlled Deposit Amount	46,500,000.00
Available Investor Principal Collections	58,487,672.78
Principal Shortfall	0.00
Shared Principal to Other Series	11,987,672.78
Shared Principal from Other Series	0.00
Class A Monthly Principal	46,500,000.00
Class B Monthly Principal	0.00
Monthly Principal	46,500,000.00
PFA Deposit	46,500,000.00
PFA Withdrawl	0.00
Ending PFA Balance	418,500,000.00
Principal to Investors	0.00
Ending Class A Invested Amount	465,000,000.00
Ending Class B Invested Amount	35,000,000.00

Class A Accumulation Period Length
Min 12 Month Historical Prin Pmt Rate	10.13%
Revolving Investor Interest	500,000,000.00
Class A Invested Amount	465,000,000.00
Available Principal	50,630,256.34
Class A Accumulation Period Length	10

Reserve Account
Available Reserve Account Amount	1,250,000.00
Covered Amount	558,620.00
Reserve Draw Amount	167,910.40
Portfolio Yield	5.69%
Reserve Account Factor	83.33%
Portfolio Adjusted Yield	4.10%
Reserve Account Funding Period Length	3
Reserve Account Funding Date	15-Mar-02
Weighted Average Coupon	1.81%
Required Reserve Account Amount	1,250,000.00
Reserve Account Surplus	0.00
Required Reserve Account Deposit	167,910.40
Portfolio Yield - 3 month average	6.61%
Base Rate - 3 month average	2.41%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)	4.20%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.